March 31, 2004 Investor Presentation BostonFed Bancorp, Inc.

AGENDA 1. PROFILE 2. MISSION AND OPERATING STRATEGIES 3. FINANCIAL DATA 4. SUMMARY AND QUESTIONS

BOSTONFED BANCORP, INC. Initial Public Offering - Issued 6,589,617 Shares - October 24, 1995 Regulated By Office of Thrift Supervision (OTS) BOSTON FEDERAL SAVINGS BANK (BFSB) FOUNDED 1888 Federal Thrift Charter OTS Regulated Seventeen Branch Offices - $1.2 Billion in Deposits Forward Financial Company - Consumer Lending Subsidiary PROFILE PROFILE PROFILE

At March 31, 2004: SHARES OUTSTANDING - 4,526,896 REPURCHASED 2,522,484 BOOK VALUE PER COMMON SHARE - $21.14 MARKET VALUE PER COMMON SHARE: $34.30 MARKET CAPITALIZATION - $155 MILLION ASSETS $1.7 BILLION PROFILE PROFILE PROFILE

1-Arlington 9-Needham 2 Bedford 10-Newton 3-Belmont 11-Peabody 4-Billerica 12-Revere 5-Boston 13-Sudbury 6-Burlington 14-Wellesley (2) 7-Chelsea 15-Woburn (2) 8-Lexington 8-Lexington 8-Lexington 8-Lexington 8-Lexington 8-Lexington 8-Lexington 8-Lexington 8-Lexington 8-Lexington 8-Lexington 8-Lexington 8-Lexington 8-Lexington 8-Lexington 8-Lexington 8-Lexington

Encore Branches Deposits at 10/24/03 $322 Million (52% Core) Offices 7 Locations Premium 1.4% Closing October 24, 2003 Weighted Average Cost 2.49% at 10/24/03 No Brokered Deposits In Market Consolidation Lexington (October 2003) Wellesley (2004) Wellesley (2004) Wellesley (2004) Wellesley (2004) Wellesley (2004) Wellesley (2004) Wellesley (2004) Wellesley (2004) Wellesley (2004) Wellesley (2004) Wellesley (2004) Wellesley (2004) Wellesley (2004) Wellesley (2004) Wellesley (2004) Wellesley (2004) Wellesley (2004) Wellesley (2004) Wellesley (2004) Wellesley (2004) Wellesley (2004) Wellesley (2004) Wellesley (2004) Wellesley (2004) Wellesley (2004) Wellesley (2004) Wellesley (2004) Wellesley (2004) Wellesley (2004)

Arlington Bedford Belmont Billerica Boston Burlington Chelsea Lexington Needham Newton Peabody Revere Sudbury Wellesley(2) Woburn(2) 70 73 30 78 53 54 67 165 46 51 64 74 31 83 94 72 93 75 46 84 33 111 61 41 136 62 89 102 101 141 $ Millions AVERAGE $69 March 31, 2004 Deposits by City/Town Deposits by City/Town

Arlington Bedford Belmont Billerica Boston Burlington Chelsea Lexington Needham Newton Peabody Revere Sudbury Wellesley Woburn 72 93 89 75 46 84 33 111 102 101 61 41 141 136 62 $ Thousands Mass. Average $56 MEDIAN HOUSEHOLD INCOME 2003 DATA 2003 DATA 2003 DATA 2003 DATA 2003 DATA

ENHANCE SHAREHOLDER VALUE MEET CUSTOMER NEEDS PROVIDE QUALITY FINANCIAL SERVICES AND PRODUCTS MAINTAIN COMPETITIVE PRICING REMAIN A COMMUNITY BANK PROVIDED BY WELL TRAINED, EFFICIENT & COMPETENT STAFF MISSION

OPERATING STRATEGIES CONTINUE TO SPECIALIZE IN ONE-TO-FOUR FAMILY IMPROVE ASSET QUALITY DIVERSIFY BALANCE SHEET EXPAND MORTGAGE BANKING/LOAN SERVICING CONTINUE TO BUILD CORE ACCOUNTS

OPERATING STRATEGIES DEVELOP NICHE BUSINESS IMPROVE EFFICIENCY MANAGE INTEREST RATE RISK EXPLORE EXPANSION OPPORTUNITIES IMPROVE RETURN ON EQUITY IMPROVE RETURN ON EQUITY IMPROVE RETURN ON EQUITY IMPROVE RETURN ON EQUITY IMPROVE RETURN ON EQUITY IMPROVE RETURN ON EQUITY IMPROVE RETURN ON EQUITY IMPROVE RETURN ON EQUITY IMPROVE RETURN ON EQUITY IMPROVE RETURN ON EQUITY IMPROVE RETURN ON EQUITY IMPROVE RETURN ON EQUITY IMPROVE RETURN ON EQUITY IMPROVE RETURN ON EQUITY IMPROVE RETURN ON EQUITY IMPROVE RETURN ON EQUITY IMPROVE RETURN ON EQUITY IMPROVE RETURN ON EQUITY IMPROVE RETURN ON EQUITY

Million $ TOTAL ASSETS 1998 1999 2000 2001 2002 2003 2004 As Reported 1139 1254 1328 1471 1526 1696 1668 December 31, March 31,

Business multi Construction Commercial R.E. 1-4 Family Equity 0.03 0.01 0.06 0.1 0.69 0.11 LOAN PORTFOLIO Adjustable 79% Fixed 21% Total Loans $1.2 Billion 1-to 4-Family 69% As of March 31, 2004 As of March 31, 2004

DEPOSIT MIX Certificate of Deposit Money Market N.O.W ccount Regular Savings Non-Interest Bearing East 0.45 0.11 0.17 0.19 0.08 Excel.Sheet.8

CAPITAL POSITION GAAP Tier 1 Leverage Ratio = 4.6% Tier 1 (w/Trust Preferred) = 6.5% Excel.Sheet.8 Excel.Sheet.8 Excel.Sheet.8 Excel.Sheet.8

ASSET QUALITY RATIOS 12/31/1998 12/31/1999 12/31/2000 12/31/2001 12/31/2002 12/31/2003 3/1/2004 Non-Performing Assets to Total Assets* 0.0008 0.0009 0.0008 0.0008 0.0043 0.0038 0.0058 Non-Performing Assets to Total Assets* * Loans More Than 90 Days Past Due and Real Estate Owned * Loans More Than 90 Days Past Due and Real Estate Owned * Loans More Than 90 Days Past Due and Real Estate Owned

LOAN LOSS RESERVES Loan Loss Provision in Millions Loan Loss Reserve to Total Loans Loan Loss Reserve to NPLs 12/31/98 $1.6 .88% 1,029% 12/31/99 $1.6 1.01% 1,428% 12/31/00 $1.0 1.07% 1,190% 12/31/01 $0.8 1.13% 1,065% 12/31/02 $1.4 1.13% 230% 12/31/03 $3.4 1.13% 296% 03/31/04 $0.5 1.19% 256% 03/31/04 $0.5 1.19% 256% 03/31/04 $0.5 1.19% 256%

1998 1999 2000 2001 2002 Loan Volume 864 631 451 964 1206 Sales 350 301 193 550 703 MORTGAGE LOAN VOLUME AND LOANS SOLD millions 2000 2001 2002 2003 2004 Loan Volume 451 964 1206 1336 174 Sales 193 550 703 681 95 Through 3/31 3/31 3/31 3/31 3/31

2000 2001 2002 2003 2004 BFBI Mortgages 998 1016 967 1071 1048 Loans Sold, Serviced by BFBI 887 974 1085 977 982 Totals 1885 1990 2052 2048 2030 TOTAL BFBI MORTGAGES AND LOANS SERVICED FOR OTHERS BFBI Mortgages Loans Sold, Serviced by BFBI Total millions December 31, March 31, March 31, March 31,

1999 2000 2001 2002 2003 2004 Reported 8.6 9.7 9.7 2.4 3.3 0.8 See Exclusions 7.8 4.5 NET INCOME Millions Exclusions: 2002 excludes cost of legal settlements and goodwill impairment. 2003 excludes REIT tax issue. Through 3/31 3/31 3/31 3/31 3/31

1999 2000 2001 2002 2003 2004 Reported 1.71 2.01 2.05 0.51 0.71 0.17 See Exclusions 1.66 0.97 EARNINGS PER SHARE Exclusions: 2002 excludes cost of legal settlements and goodwill impairment. 2003 excludes REIT tax issue. Through 3/31 3/31 3/31 3/31 3/31

RETURN ON EQUITY 1999 2000 2001 2002 2003 2004 ROE 0.1 0.107 0.103 0.024 0.035 0.036 See Exclusions 0.08 0.048 Exclusions: 2002 excludes cost of legal settlements and goodwill impairment. 2003 excludes REIT tax issue. Through 3/31 3/31 3/31 3/31 3/31

1999 2000 2001 2002 2003 2004 0.0297 0.0311 0.0286 0.0271 0.0247 0.0242 NET INTEREST MARGIN Percent % December 31, March 31, 31, 31, 31, 31,

ENHANCED VALUE LEVERAGE DIVIDEND REPURCHASE (on hold) ACQUISITIONS ACQUISITIONS ACQUISITIONS ACQUISITIONS ACQUISITIONS ACQUISITIONS ACQUISITIONS ACQUISITIONS ACQUISITIONS ACQUISITIONS ACQUISITIONS ACQUISITIONS ACQUISITIONS ACQUISITIONS ACQUISITIONS ACQUISITIONS ACQUISITIONS ACQUISITIONS ACQUISITIONS

Stock Price 12/1/1999 12/1/2000 12/1/2001 12/1/2002 12/1/2003 3/1/2004 East 15.88 20.88 24.1 26.7 34.9 34.3 December 31, March 31, 2003 Average Daily Trading Volume Approx. 11,200 Shares 2003 Average Daily Trading Volume Approx. 11,200 Shares 2003 Average Daily Trading Volume Approx. 11,200 Shares

COMPARATIVE: PERCENT CHANGE 3/31/03 - 3/31/04 BFD '1-5 Bill $ Thrift Index DOW Russell 2000 NASDQ 0.5 0.45 0.38 0.25 0.57 0.43 BFD DOW Russell 2000 NASDAQ SNL 1-5 bill $ SNL Thrift Index Index Index Index

BFD Median* Average* * All savings institutions converting during 6 months before and 6 months after 10-24-95 PRICE CHANGE - IPO THROUGH 12/31/03 IPO THROUGH 12/31/03 IPO THROUGH 12/31/03 IPO THROUGH 12/31/03 IPO THROUGH 12/31/03

BOSTONFED BANCORP INSIDER OWNERSHIP APPROXIMATE NUMBER OF SHAREHOLDERS EMPLOYEE OWNERS 350 OTHER RECORD HOLDERS 525 STREET HOLDERS 1,500 2,375 DIRECTORS & SENIOR OFFICERS 9.3% 401K PLAN (excluding senior officers) 1.5% ESOP PLAN (excluding senior officers) 10.1% TOTAL (Not including options) 20.9% PERCENT OF SHARES OWNED PERCENT OF SHARES OWNED PERCENT OF SHARES OWNED

INCREASE INTEREST INCOME IMPROVE MARGIN IMPROVE FEE INCOME IMPROVE EFFICIENCY RATIO INCREASE NET INCOME IMPROVE RETURN ON EQUITY INCREASE EARNINGS PER SHARE GROW DEPOSIT FRANCHISE INCREASE PRICE OF COMMON STOCK OPPORTUNITY OPPORTUNITY OPPORTUNITY

ATTRACTIVELY VALUED STOCK EXCELLENT FRANCHISE POTENTIAL ADDITIONAL ACQUISITIONS REPURCHASES (When appropriate) ORGANIC GROWTH OPPORTUNITY OPPORTUNITY OPPORTUNITY

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This presentation may contain certain forward-looking statements which are based on management's current expectations regarding economic, legislative, and regulatory issues that may impact the Company's earnings in future periods. Factors that could cause future results to vary materially from current management expectations include, but are not limited to, general economic conditions, changes in interest rates, deposit flows, real estate values, and competition; changes in accounting principles, policies, or guidelines; changes in legislation or regulation; and other economic, competitive, governmental, regulatory and technological factors affecting the Company's operations, pricing, products and services. pricing, products and services. pricing, products and services. pricing, products and services. pricing, products and services. pricing, products and services. pricing, products and services. pricing, products and services. pricing, products and services. pricing, products and services. pricing, products and services. pricing, products and services. pricing, products and services. pricing, products and services. pricing, products and services. pricing, products and services. pricing, products and services. pricing, products and services. pricing, products and services. pricing, products and services. pricing, products and services. pricing, products and services. pricing, products and services. pricing, products and services. pricing, products and services. pricing, products and services. pricing, products and services.